================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      INTEGRATED PROCESS EQUIPMENT CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                     (N/A)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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

                      INTEGRATED PROCESS EQUIPMENT CORP.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD NOVEMBER 20, 1997

                               ----------------

To the Stockholders:

  NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of Integrated Process Equipment Corp. (the "Company"), a Delaware corporation, will be held on Thursday, November 20, 1997 at 10:00 a.m., local time, at the Phoenix Airport Hilton, 2435 South 47th Street, Phoenix, Arizona 85034, for the following purposes:

  1. To elect directors of the Company to serve until the next Annual Meeting or the election of their successors.

  2. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the 1998 fiscal year.

  3. To approve amendments to the 1992 Stock Option Plan, including increasing the number of shares reserved for issuance thereunder by 850,000 to a new total of 4,900,000.

  4. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on October 10, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

  All Stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          John S. Hodgson
                                          Secretary

San Jose, California
October 24, 1997

                            YOUR VOTE IS IMPORTANT

   TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY.

                      INTEGRATED PROCESS EQUIPMENT CORP.

                               ----------------

                                PROXY STATEMENT

                      1997 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed proxy is solicited on behalf of the Board of Directors of Integrated Process Equipment Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held on Thursday, November 20, 1997 at 10:00 a.m., local time, or at any adjournments thereof. The Annual Meeting will be held at the Phoenix Airport Hilton, 2435 South 47th Street, Phoenix, Arizona 85034. The principal executive offices of the Company are located at 911 Bern Court, San Jose, California 95112. The Company's telephone number at that location is (408) 436-2170.

  These proxy solicitation materials are being mailed on or about October 24, 1997 to stockholders entitled to vote at the meeting, accompanied by a copy of the Company's 1997 Annual Report to Stockholders.

RECORD DATE AND SHARE OWNERSHIP

  Only holders of record of Common Stock and Class A Common Stock at the close of business on October 10, 1997 (the "Record Date") are entitled to notice of and vote at the meeting. At the Record Date, 17,256,561 shares of the Company's Common Stock, $0.01 par value, and 308,469 shares of the Company's Class A Common Stock, $0.01 par value, were issued and outstanding.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (i) delivering to the Company's Secretary at the principal executive office listed above a written notice of revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself may not constitute a revocation of a proxy.

VOTING AND SOLICITATION

  Each share of Common Stock outstanding on the Record Date is entitled to one vote. Each share of Class A Common Stock outstanding on the Record Date is entitled to four votes.

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether a quorum is present. The affirmative vote of the majority of the Votes Cast will be required under Delaware law to approve each Proposal except the election of directors. Directors shall be elected by a plurality of the Votes Cast. The "Votes Cast" are defined under Delaware law to be the shares of the Company's Common Stock and Class A Common Stock present in person or represented by proxy at the Annual Meeting and "entitled to vote on the subject matter" multiplied by the number of votes to which each such share is entitled. Votes that are cast against a Proposal will be counted for purposes of determining
(i) the presence or absence of a quorum for the transaction of business and
(ii) the total number of Votes Cast with respect to the Proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the Proposal. Accordingly, abstentions will have the same effect as a vote against the Proposal. Broker non-votes will not be counted as Votes Cast.

  The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Georgeson & Company Inc. to solicit proxies, for which the Company estimates that it will pay a fee not to exceed $10,000, plus out-of-pocket expenses. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than July 3, 1998 to be included in the proxy statement and form of proxy relating to that meeting.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information known to the Company regarding beneficial ownership of capital stock of the Company as of September 30, 1997, by (i) all persons known to the Company to be the beneficial owners of more than 5% of the Company's capital stock, (ii) the Company's Chief Executive Officer and the other most highly paid executive officers other than the Chief Executive Officer whose annual compensation in fiscal 1997 exceeded $100,000, (iii) each of the Company's directors and (iv) all directors and executive officers as a group.

                          COMMON STOCK SHARES BENEFICIALLY OWNED(1)(2)
                          ----------------------------------------------------
                                                                   PERCENT OF
                            NUMBER      PERCENT OF   NUMBER OF       VOTING
        NAME(3)           OF SHARES      SHARES(4)    VOTES(5)      POWER(5)
        -------           ------------- -----------  ------------- -----------
The Capital Group
 Companies, Inc.(6)(7)..      1,914,900        10.9%     1,914,900        10.2%
The Fletcher Asset
 Management, Inc.(6)(8).      1,283,961         7.3%     1,283,961         6.9%
Harold C. Baldauf(9)....        436,355         2.4%       436,355         2.3%
Sanjeev R. Chitre(10)...        688,989         3.8%     1,338,456         7.0%
William J. Freschi(11)..         83,982           *         83,982           *
John S. Hodgson(12).....         50,000           *         50,000           *
Kenneth Levy(13)........         30,000           *         30,000           *
Roger D. McDaniel(14)...        115,000           *        115,000           *
Thomas C. McKee.........            643           *            643           *
All executive officers
 and directors as a
 group (7 persons)(15)        1,404,969         7.5%     2,054,435        10.4%

--------
 *Less than one percent.
 (1) Percentage ownership is calculated based on 17,182,442 shares of Common Stock and 380,763 shares of Class A Common Stock outstanding on September 30, 1997 for a total of 17,563,205 shares.
 (2) For purposes of the table, shares of Common Stock and Class A Common Stock are referred to collectively as "Common", and shares of Series B-1, B-2 and B-3 Preferred Stock are referred to collectively as "Preferred." Each share of the Series B-1, B-2 and B-3 Preferred Stock is convertible into 12.54, 11.41 and 15 shares of Common Stock, respectively. The Preferred Stock is listed on an as converted basis.
 (3) The address of each person or entity set forth herein is the address of the Company appearing elsewhere in this Proxy Statement except as appears in the footnotes below.
 (4) Represents the percent of shares beneficially owned on a fully diluted basis.
 (5) The Class A Common Stock is entitled to four votes per share. The Common Stock is entitled to one vote per share. The Preferred Stock is not entitled to vote. However, for purposes of number of votes and percent of voting power, the Preferred Stock is included on an as converted basis (see footnote 1 above). Options outstanding at September 30, 1997 and exercisable within 60 days after September 30, 1997 have been included as voting shares for purposes of calculating the number of votes and the percentage of votes.
 (6) Based on statements filed with the Securities and Exchange Commission pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934. The Company has not independently verified more current holdings.

 (7) The Capital Group Companies, Inc. is the parent holding company of a group of investment management companies that hold investment power, and in some cases, voting powers of the Company's Common Stock. Capital Guardian Trust Company, a wholly owned subsidiary of The Capital Group Companies, Inc. is the beneficial owner of 1,245,000 shares of the Company's Common Stock. The remaining shares are beneficially owned by other subsidiaries of The Capital Group Companies, Inc., none of which by itself owns 5% or more of the outstanding securities. The address of The Capital Group Companies, Inc. is 333 South Hope Street, Los Angeles, California 90071.
 (8) Does not include up to 456,000 shares of Common Stock issuable upon the exercise of warrants exercisable from and after June 16, 1998 to and including December 16, 2002, which exercisability may accelerate upon certain circumstances. The address of Fletcher Asset Management, Inc. is 767 Fifth Avenue, 48th Floor, New York, New York 10153.
 (9) Includes 350,307 shares of Common Stock issuable upon conversion of 7,204, 9,772 and 9,898 shares of Series B-1, B-2 and B-3 Preferred Stock, respectively, at the conversion rates described in footnote 2 above. Includes 23,548 shares held by Harold and Janet Baldauf and 32,500 shares held by the Harold and Janet Baldauf Foundation. Includes 30,000 shares of Common Stock subject to options exercisable within 60 days. Mr. Baldauf's address is c/o Saginaw Control & Engineering, 95 Midland Road, Saginaw, Michigan 48603.
(10) Includes 216,489 shares of Class A Common Stock and 472,500 shares of Common Stock subject to options exercisable within 60 days. Does not include 169,382 shares of Class A Common Stock held by the Avantika Sanjeev Chitre Irrevocable Trust dated July 1, 1991 (the "Trust"). Neither Mr. Chitre nor his wife has a beneficial interest in the shares held in the name of the Trust. Bruce W. McRoy, the trustee, holds sole voting and investment power with respect to such shares. The beneficiary of the Trust is Mr. Chitre's daughter, Avantika Sanjeev Chitre.
(11) Includes 75,000 shares of Common Stock subject to options exercisable within 60 days. Mr. Freschi's address is c/o BT Alex. Brown Incorporated, 101 California Street, San Francisco, California 94111.
(12) Includes 50,000 shares of Common Stock subject to options exercisable within 60 days.
(13) Includes 30,000 shares of Common Stock subject to options exercisable within 60 days. Mr. Levy's address is c/o KLA-Tencor Corporation, 160 Rio Robles, San Jose, California 95161-9055.
(14) 50,000 shares held by Mr. McDaniel are subject to a repurchase option and vest monthly from September 1997 through February 2000. Includes 65,000 shares of Common Stock subject to options exercisable within 60 days.
(15) Includes 350,307 shares of Common Stock issuable upon conversion of 7,204, 9,772 and 9,898 shares of Series B-1, B-2 and B-3 Preferred Stock, respectively, at the conversion rates described in footnote 2 above. Includes 722,500 shares of Common Stock subject to options exercisable within 60 days.

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

  A board of five directors is to be elected at the Annual Meeting. The Company's Bylaws provide for the Board of Directors to determine the number of directors (but not below one director). The Company's Board of Directors is currently set at five. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees of the Board of Directors named below, all of whom are presently directors of the Company. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. If stockholders nominate persons other than the Company's nominees for election as directors, the proxy holders will vote all proxies received by them to assure the election of as many of the Company's nominees as possible, with the proxy holder making any required selection of specific nominees to be voted for. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

  The following table sets forth information concerning the nominees at September 30, 1997 that is based on data furnished by them.

                                                                       DIRECTOR
   NAME OF NOMINEE    AGE            PRINCIPAL OCCUPATION               SINCE
   ---------------    --- ------------------------------------------   --------
 Sanjeev R. Chitre(1)  42 Chairman of the Board of Directors of the      1989
                          Company
 Roger D. McDaniel(1)  58 President and Chief Executive Officer of       1996
                          the Company
 Harold C. Baldauf(2)  65 Chairman of the Board of Directors of          1993
                          Saginaw Control and Engineering and of
                          Southwest Automation Systems, Inc.
 William J.            56 Principal of BT Alex. Brown Incorporated       1992
  Freschi(2)(3)
 Kenneth Levy(3)       54 Chairman of the Board of Directors of KLA-     1995
                          Tencor Corporation

--------
(1) Member of the Executive Committee.
(2) Member of the Audit Committee.
(3) Member of the Compensation Committee and the Stock Option Committee.

  SANJEEV R. CHITRE founded the Company and has been the Chairman of the Board since its organization in October 1989. He was the Company's Chief Executive Officer from October 1989 to August 1997. Mr. Chitre was Vice President of marketing and sales of Superwave Technology, Inc., a manufacturer of automated in-line systems for the semiconductor industry, from 1984 through 1989.

  ROGER D. MCDANIEL was appointed President and Chief Executive Officer of the Company in September 1997 and has been a director of the Company since August 1996. From April 1989 until August 1996, Mr. McDaniel was the Chief Executive Officer of MEMC Electronic Materials, Inc., a silicon wafer producer, and he served as a director of MEMC Electronic Materials, Inc. from April 1989 to March 1997. Mr. McDaniel is a director and past Chairman of the Semiconductor Equipment and Materials Institute ("SEMI"), an international industry association of material and equipment manufacturers which serves the semiconductor industry.

  HAROLD C. BALDAUF has been a director of the Company since September 1993. Mr. Baldauf was a principal stockholder, director and Vice President of the Company's subsidiary Westech Systems, Inc., now known as IPEC Planar, Inc. ("Planar"), acquired in 1993. Mr. Baldauf is Chairman of the Board of Directors of Saginaw Control and Engineering ("Saginaw Control") and the Chairman of the Board of Directors of Southwest Automation Systems, Inc. ("Southwest Automation"). Mr. Baldauf is also a consultant to the Company and to Southwest Automation. In connection with the Company's acquisition of Planar, the Company entered into a Stockholders' Rights Agreement with Mr. and Mrs. Baldauf giving Mr. Baldauf the right (so long as the Baldauf family owns 50,000 or more shares of the Company's Common Stock) to designate two directors to the Company's Board of Directors. Mr. Baldauf was elected and is nominated to the Company's Board of Directors as one of his designees.

  WILLIAM J. FRESCHI has been a director of the Company since September 1992. He has been a principal of the investment banking firm of BT Alex. Brown Incorporated since 1984. Previously Mr. Freschi was founder and Chief Executive Officer of TCMS, a data processing services company sold to Chase Manhattan Bank, and a certified public accountant with the consulting division of KPMG Peat Marwick.

  KENNETH LEVY has been a director of the Company since May 1995. Since April 1997, he has been Chairman of the Board of KLA-Tencor Corporation, a semiconductor manufacturing instrumentation company formed by the merger of KLA Instruments Corporation and Tencor Corporation. From 1974 to April 1997, Mr. Levy served as the Chief Executive Officer of KLA Instruments Corporation. Mr. Levy is a director of Ultratech Stepper, Inc., Network Peripherals, Inc. and Trikon Technologies, Inc. Mr. Levy also serves as a director emeritus of SEMI.

VOTE REQUIRED

  The five nominees for director receiving the highest number of affirmative votes of the Votes Cast shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum and the total number of Votes Cast with respect to the election of directors. Broker non-votes will not be counted for purposes of determining the number of Votes Cast.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors of the Company held nine meetings during the 1997 fiscal year. All nominees, with the exception of Kenneth Levy, attended 75% or more of the meetings of the Board of Directors and of the committees of the Board on which the director served. The Board of Directors has an Executive Committee, Audit Committee, Compensation Committee and Stock Option Committee. The Board does not have a Nominating Committee.

  Until September 1, 1997, the Executive Committee consisted of Mr. Chitre. The Executive Committee currently consists of Mr. Chitre and Mr. McDaniel. The Executive Committee did not act during fiscal 1997. The Executive Committee has authority to exercise all the powers and authority of the Board of Directors in the management and affairs of the Company between meetings of the Board of Directors, to the extent permitted by law.

  Until September 19, 1996, the Audit Committee during fiscal 1997 consisted of Mr. Freschi. Until September 1, 1997, the Audit Committee consisted of Mr. Freschi and Mr. McDaniel. The Audit Committee currently consists of Mr. Freschi and Mr. Baldauf. The Audit Committee held two meetings during fiscal 1997. The Audit Committee recommends engagement of the Company's independent auditors, approves the services performed by the Company's independent auditors and reviews the Company's accounting principles and its system of internal accounting controls.

  Until March 4, 1997, the Compensation Committee during fiscal 1997 consisted of Mr. Levy and a former director, Mr. Roger Emerick. Until September 1, 1997, the Compensation Committee consisted of Mr. Levy and Mr. McDaniel. The Compensation Committee currently consists of Mr. Levy and Mr. Freschi. The Compensation Committee held one meeting during fiscal 1997. The Compensation Committee reviews and makes recommendations to the Board concerning the Company's executive compensation policy, bonus plans and equity incentive plans.

  Until March 4, 1997, the Stock Option Committee during fiscal 1997 consisted of Mr. Levy and a former director, Mr. Roger Emerick. Until September 1, 1997, the Stock Option Committee consisted of Mr. Levy and Mr. McDaniel. The Stock Option Committee currently consists of Mr. Levy and Mr. Freschi. The Stock Option Committee acted twice by written consent and held no meetings during fiscal 1997. The Stock Option Committee determines the grant of stock options to purchase shares of Common Stock of the Company pursuant to the 1992 Stock Option Plan (the "1992 Plan").

DIRECTOR COMPENSATION

  Non-employee, non-consultant directors of the Company are entitled to receive up to $1,000 per day for attendance at each Board of Directors or committee meeting. All directors are reimbursed for reasonable expenses incurred by them in acting as a director or as a member of any committee of the Board of Directors.

  During the fiscal year ended June 30, 1997, the Board of Directors of the Company approved a stock option grant to Mr. McDaniel made in August 1996 for 30,000 shares of Common Stock at an exercise price of $13.875 per share and a stock option grant to Mr. Baldauf made in January 1997 for 20,000 shares of Common Stock at an exercise price of $25.25 per share.

  After June 30, 1997, in connection with Mr. McDaniel's appointment as the President and Chief Executive Officer of the Company, the Company granted to Mr. McDaniel 50,000 shares of Common Stock, vesting monthly from September 1997 through February 2000, and stock options for 650,000 shares of Common Stock at an exercise price of $26.875 per share, 50,000 of which were fully vested on issuance and were granted under the 1992 Plan, 400,000 of which vest from September 1997 through September 2001 and were granted under the 1992 Plan, and 200,000 of which may become exercisable upon achievement of corporate goals (which were not granted under the 1992 Plan).

  The Company has agreed to indemnify each director against certain claims and expenses for which the director might be held liable in connection with past or future service on the Board. In addition, the Company maintains an insurance policy insuring its officers and directors against such liabilities.

                            EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

  The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and to the other most highly paid executive officers other than the Chief Executive Officer whose annual compensation exceeded $100,000 (the "Named Executive Officers") for the fiscal years ended June 30, 1997, 1996 and 1995:

                          SUMMARY COMPENSATION TABLE

                                                                          LONG TERM
                                                                        COMPENSATION
                                                                    ---------------------
                                     ANNUAL COMPENSATION                  AWARDS(1)
                              ------------------------------------- ---------------------
        NAME AND                                     OTHER ANNUAL   SECURITIES UNDERLYING    ALL OTHER
   PRINCIPAL POSITION    YEAR SALARY($) BONUS($)    COMPENSATION($)    OPTIONS/SARS(#)    COMPENSATION($)
   ------------------    ---- --------- --------    --------------- --------------------- ---------------
Sanjeev R. Chitre....... 1997  385,592   67,000(2)        --                 --                 --
 Chairman of the Board
  and Chief              1996  325,000  150,000           --                 87,500             --
 Executive Officer(3)    1995  269,227  255,000           --                980,000          3,061(4)
Roger D. McDaniel....... 1997    --        --             --              30,000(5)             --
 President and Chief
  Executive              1996    --        --             --                 --                 --
 Officer(3)              1995    --        --             --                 --                 --
Thomas C. McKee......... 1997  245,435  102,590           --                 --                 --
 President(3) and Chief
  Operating              1996  245,245   70,000           --                 40,625             --
 Officer                 1995  183,707   87,500           --                120,000             --
John S. Hodgson......... 1997  163,509   75,660(6)        --                 --                 --
 Vice President, Chief
  Financial              1996  133,262  102,310           --                 --                 --
 Officer, Secretary and
  Treasurer              1995  110,765   17,690         49,135(7)           110,000             --

--------
(1) During the period covered by the table, the Company did not make any restricted stock awards or have in effect (or make payments under) any long term incentive plan other than the 1992 Plan, pursuant to which only stock options, but no stock appreciation rights, were awarded.
(2) Mr. Chitre will receive an additional $33,000 if IPEC Clean, Inc. is sold during calendar 1997.
(3) Mr. McDaniel was appointed President and Chief Executive Officer in September 1997.
(4) Represents the cost of life insurance premiums.
(5) Excludes stock and options described under "Director Compensation" which were granted after June 30, 1997.
(6) Mr. Hodgson will receive an additional $10,000 if IPEC Clean, Inc. is sold during calendar 1997.
(7) Includes $46,260 paid for relocation expenses.

STOCK PLANS

  The Company's 1992 Stock Option Plan (the "1992 Plan") permits the grant of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonstatutory stock options and stock purchase rights. Only employees (including employees of any company in which the Company owns directly or indirectly at least 50 percent of the voting shares) may receive incentive stock options, while employees, paid consultants and outside directors may receive nonstatutory options. As of June 30, 1997, options to purchase 859,390 shares had been exercised, options to purchase 2,695,168 shares were outstanding at a weighted average exercise price of $14.56 per share, and 495,242 shares remained available for future grant under the 1992 Plan. During fiscal 1997 the Company granted options to purchase (i) 30,000 shares to a director who was not an executive officer during fiscal 1997 (Mr. McDaniel) at a weighted average exercise price of $13.875 per share, (ii) 20,000 shares to a director who was not an executive officer at a weighted average exercise price of $25.25 per share, and (iii) 248,534 shares to all employees and consultants (excluding executive officers and directors) at a weighted average exercise price of $18.70 per share. After June 30, 1997, in connection with Mr. McDaniel's appointment as the President and Chief Executive Officer of the Company, the Company granted to Mr. McDaniel under the 1992 Plan options to purchase 450,000 shares at an exercise price of $26.875. In August 1996 the Company granted to all employee optionees, including directors and executive officers, the right to exchange outstanding options issued on or after April 20, 1995 with an exercise price above $13.875 per share for options with an exercise price of $13.875 per share. See "Compensation Committee and Stock Option Committee Report".

  In fiscal 1994, the Company adopted the 1994 Employee Stock Purchase Plan (the "1994 Purchase Plan") and reserved 1,000,000 shares for issuance thereunder. As of June 30, 1997, 179,829 shares had been issued under the 1994 Purchase Plan. The 1994 Purchase Plan is administered by the Board of Directors of the Company or by a committee appointed by the Board. Employees of the Company or any majority owned subsidiary, including officers, are eligible to participate if they are customarily employed by the Company for at least 20 hours per week. The 1994 Purchase Plan currently permits eligible employees to purchase Common Stock through payroll deductions (which may not exceed the lower of ten percent of an employee's base compensation or $25,000 per calendar year) at a purchase price that is no less than 85% of the fair market value of the Common Stock on the date of purchase. During fiscal 1997 executive officers purchased no shares under the 1994 Purchase Plan.

OPTION GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

  The following table sets forth each grant of stock options made during the fiscal year ended June 30, 1997 to each of the Named Executive Officers:

                                                                                POTENTIAL REALIZABLE
                                                                                  VALUE AT ASSUMED
                                                                                   ANNUAL RATES OF
                                         % OF TOTAL    EXERCISE                      STOCK PRICE
                                       OPTIONS GRANTED OR BASE                    APPRECIATION FOR
                            OPTIONS     TO EMPLOYEES    PRICE     EXPIRATION       OPTION TERM(2)
          NAME           GRANTED(#)(1) IN FISCAL YEAR   ($/SH)       DATE         5%($)     10%($)
          ----           ------------- --------------- -------- --------------- --------- -----------
Sanjeev R. Chitre.......      --             --           --          --           --         --
Roger D. McDaniel(3)....    30,000(4)       10.05       13.875  August 16, 2006   820,692   1,553,373
John S. Hodgson.........      --             --           --          --           --         --
Thomas C. McKee.........      --             --           --          --           --         --

--------
(1) Excludes options granted after June 30, 1997 in connection with an option repricing. See "Compensation Committee and Stock Option Committee Report".
(2) The "Potential Realizable Value" shown represents the potential gains based on annual compound stock price appreciation of 5% and 10% from the date of grant through the full 10-year option term, net of exercise price, but before taxes associated with exercise. The amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the optionholders' continued employment through the vesting period. The amounts reflected in this table may not be achieved and do not reflect the Company's estimate of future stock price growth.
(3) Appointed President and Chief Executive Officer in September 1997.
(4) Excludes options described in "Director Compensation" which were granted after June 30, 1997.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

  The following table sets forth, for each of the Named Executive Officers, stock options exercised during the fiscal year ended June 30, 1997 and the fiscal year-end value of unexercised options:

                                                                                               VALUE OF UNEXERCISED
                                                     NUMBER OF UNEXERCISED                         IN-THE-MONEY
                           SHARES                OPTIONS AT FISCAL YEAR ENDED              OPTIONS AT FISCAL YEAR END(1)
                         ACQUIRED ON    VALUE    -----------------------------------      --------------------------------
          NAME           EXERCISE(#) REALIZED($)  EXERCISABLE         UNEXERCISABLE       EXERCISABLE($)  UNEXERCISABLE($)
          ----           ----------- -----------  -----------        ---------------      --------------  ----------------
Sanjeev R. Chitre.......   75,000     1,237,250           537,500              480,000      6,781,406        5,490,000
Roger D. McDaniel(2)....     --          --                15,000(3)            15,000(3)     171,563(3)       171,563(3)
John S. Hodgson.........   10,000       165,000            50,000               50,000        815,625          571,875
Thomas C. McKee.........   80,625     1,182,786          --                     60,000          --             686,250

--------
(1) Market value of underlying securities at June 30, 1997 less the exercise price.
(2)  Appointed President and Chief Executive Officer in September 1997.
(3) Excludes options described in "Director Compensation" which were granted after June 30, 1997.

                      EMPLOYEE STOCK PURCHASE PLAN SUMMARY

  The following table sets forth as of June 30, 1997, as to the Named Executive Officers, all executive officers as a group and all employees (excluding executive officers) as a group who participated in the 1994 Purchase Plan: (i) the number of shares of the Company's Common Stock purchased under the 1994 Purchase Plan during the last fiscal year; (ii) the dollar value of the benefit based on market value on date of purchase less the purchase price, and (iii) the amount of payroll deductions for future purchases accumulated through June 30, 1997 for the current purchase period under the 1994 Purchase Plan, which commenced March 17, 1997:

     NAME OF INDIVIDUAL OR        NO. OF SHARES  DOLLAR       CURRENT PERIOD
       IDENTITY OF GROUP            PURCHASED   VALUE($)  PAYROLL DEDUCTIONS ($)
     ---------------------        ------------- --------- ----------------------
Sanjeev R. Chitre...............       --          --               --
Roger D. McDaniel(1)............       --          --               --
John S. Hodgson.................       --          --               --
Thomas C. McKee.................       --          --               --
All current Executive Officers
 as a group (4 persons).........       --          --               --
All current employees, excluding
 Executive Officers, as a group.     91,485     1,213,000        383,127

--------
(1) Appointed President and Chief Executive Officer in September 1997.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In connection with the Company's acquisition of IPEC Planar, Inc. in September 1993, the Company entered into (i) a consulting agreement with Mr. Baldauf providing for payments of $150,000 annually for 10 years to Mr. Baldauf and his two sons (the "Consulting Agreement"), and (ii) a Stockholders' Agreement with Mr. and Mrs. Baldauf, giving Mr. Baldauf the right (so long as the Baldauf family owns 50,000 or more shares of the Company's Common Stock) to designate two directors to the Company's Board of Directors (which Board shall not exceed seven directors). Mr. Baldauf was elected and is nominated to the Company's Board of Directors as one of Mr. Baldauf's designees. If the Company is in default of its obligations under the Consulting Agreement, Mr. Baldauf would be entitled to designate one director even if his family owned less than 50,000 shares of the Company's Common Stock. In the acquisition, Mr. and Mrs. Baldauf received 245,548 shares of Common Stock and an aggregate of 29,317 shares of Series B-1, B-2 and B-3 Preferred Stock.

  During the fiscal year ended June 30, 1997, the Company purchased approximately $1.1 million of goods and services from Saginaw Control, approximately $947 thousand of goods and services from Southwest Automation, and approximately $4.1 million of goods and services from Motion Systems. Mr. Baldauf is Chairman of Saginaw Control and Southwest Automation, and he and members of his family own all of the outstanding capital stock of Saginaw Control and 50% of the outstanding capital stock of Southwest Automation. Southwest Automation owns 60% of the equity of Motion Systems.

  In August 1996 the Company offered its employees, including directors and executive officers, the right to exchange outstanding options issued on or after April 20, 1995 with an exercise price exceeding $13.875 per share for options with an exercise price of $13.875 per share. See "Compensation Committee and Stock Option Committee Report". In August 1996 the Company granted options to purchase 30,000 shares of Common Stock of the Company to Mr. McDaniel. These options were granted at the fair market value of the Common Stock on the date of grant ($13.875 per share) and vest over two years. In January 1997, the Company granted options to purchase 20,000 shares of Common Stock of the Company to Mr. Baldauf. These options were granted at the fair market value of the Common Stock on the date of grant ($25.25 per share) and vest over two years.

  In December 1995 the Company loaned Mr. Chitre $900,000, secured by Mr. Chitre's Common Stock and Class A Common Stock shares of the Company and by his options to purchase Common Stock shares of the Company. The maturity date of the loan is the earlier of (i) 90 days after Mr. Chitre sells Common Stock or Class A Common Stock (with partial repayment if the proceeds of the stock sale are insufficient to pay the loan in full), (ii) immediately on voluntary termination of employment, (iii) 90 days after involuntary termination of employment for "cause", or (iv) immediately on the sale of a personal residence. The interest rate of the loan is the prime rate charged by the Company's primary commercial bank to its corporate customers. The full $900,000, and accrued interest in the amount of $70,763, were outstanding on June 30, 1997. The Company expects the loan to be repaid during fiscal 1998.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  No interlocking relationship exists between the Company's Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company.

           COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE REPORT

  The following report is provided to stockholders by the members of the Compensation Committee and the Stock Option Committee of the Board of Directors. Until March 4, 1997, the members of the Compensation Committee and the Stock Option Committee during Fiscal 1997 were Kenneth Levy and Roger Emerick. On March 4, 1997, the members of the Compensation Committee and the Stock Option Committee became Kenneth Levy and Roger McDaniel. On September 1, 1997, the members of the Compensation Committee and the Stock Option Committee became Kenneth Levy and William Freschi.

  Compensation Philosophy. The goals of the Company's executive compensation program are to attract and retain executive officers who will strive for excellence and to motivate those individuals to achieve superior performance by providing them with rewards for assisting the Company in meeting revenue and profitability targets. Compensation for the Company's Executive Officers consists of base salary and potential cash bonus, as well as potential incentive compensation through stock options. The Compensation Committee considers the total current and potential long-term compensation of each Executive Officer in establishing each element of compensation.

  Cash-Based Compensation. Each fiscal year, the Compensation Committee reviews and approves, with appropriate modifications, an annual base salary plan for the Company's Executive Officers. Base salary is targeted at the competitive median of industry and peer group surveys, with adjustments made by the Compensation Committee based on its perception of an individual Executive Officer's performance as to past and expected future contributions. Factors considered by the Compensation Committee include quantitative factors such as the profitability of the Company and the market value of its stock, but in years with unusually strong or weak financial results the Committee complements its quantitative analysis with a subjective analysis that takes into account efforts expended and non-quantifiable results achieved by the Executive Officers. During fiscal 1997 the base salaries of the Company's Executive Officers ranged from approximately 94% to 121% of their respective competitive medians. Increases to Executive Officer base salaries in fiscal 1997 were determined by the Committee after general consideration of total fiscal year 1996 compensation, industry and peer group surveys, individual position and responsibilities and the relative mix of fixed, annual incentive and long-term incentive compensation in fiscal 1996 versus the proposed plan for fiscal 1997.

  Certain officers who served in an executive capacity throughout the last fiscal year, including the Chief Executive Officer, received cash bonuses for such service, which were also targeted at the competitive median of industry and peer group surveys. In determining the bonus paid to each Executive Officer, the Compensation Committee first establishes a base bonus figure for each Executive Officer, determined through review of competitive compensation data for executives at similar levels. The base amount will be incrementally reduced if the Company does not meet targeted performance goals or increased if the Company exceeds such goals, which are determined by the Compensation Committee and include book to bill ratio, sales, gross margin, operating profit (excluding non-recurring charges) and earnings per share, as well as the fulfillment of customer expectation goals and the Company attaining specified objectives during fiscal 1997 in accordance with a specified schedule, as determined by the Compensation Committee. In fiscal 1997, the Company generally attained its performance goals for sales, gross margin and operating profit (excluding non-recurring charges), and bonuses ranged in amount from approximately 48% to 149% of their respective competitive medians, and approximately 15% to approximately 47% of total cash-based compensation (excluding the possibility that IPEC Clean, Inc. may be sold during calendar
1997).

  The industry and peer group used by the Compensation Committee for purposes of determining Executive Officer compensation is not the same peer group used in connection with cumulative total stockholder return because the Compensation Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies included in that peer group. To construct the industry and peer group for Executive Officer compensation, the Company chose companies in the semiconductor industry and that (i) have revenues comparable to the Company's revenues or (ii) compete with the Company for executive talent irrespective of revenue. Companies are included in the latter group if their executives have skills and expertise similar to the skills and expertise the Company requires of its Executive Officers.

  Stock Options. During each fiscal year, the Stock Option Committee considers the desirability of granting to Executive Officers awards under the Company's 1992 Stock Option Plan, which allows for the grant of long-term incentives in the form of stock options. The Stock Option Committee believes stock option grants encourage the achievement of superior results over time and align employee and stockholder interests. In fixing the grants of stock options to Executive Officers in the last fiscal year, the Committee reviewed the recommended individual awards, taking into account the officer's scope of responsibility and specific assignments, strategic and operational goals, anticipated performance requirements and contributions of the officer, the number of options previously granted to the officer and the number of shares subject to options that had vested and that would vest in the future and the relative mix of fixed, annual incentive and long-term compensation in fiscal 1996 versus competitive median data. In light of the foregoing, in particular, the heavy emphasis in the past on compensation in the form of long-term incentives when compared to the industry peer group, no stock options were granted to Executive Officers in the last fiscal year.

  Chief Executive Officer Compensation. The Compensation Committee reviews and fixes the total cash compensation of the Chief Executive Officer based on similar competitive compensation data as for all Executive Officers and the Compensation Committee's assessment of his past performance and its expectation as to his future contributions in leading the Company and positioning the Company for future growth. For fiscal 1997 the total cash compensation of the Company's Chief Executive Officer was 104% of the relevant competitive median. For fiscal 1997 the cash bonus paid to the Company's Chief Executive Officer was 15% of his total cash-based compensation, based on the sales, gross margin, operating profit (excluding the non-recurring expenses) and earnings per share of the Company, and the fulfillment of customer expectation goals (excluding the possibility that IPEC Clean, Inc. may be sold during calendar 1997). For fiscal 1997 the Company granted no stock options to the Chief Executive Officer.

  Repricing of Options. During fiscal 1997 the Stock Option Committee determined that the goals of the 1992 Stock Option Plan to provide equity incentives for employees, executive officers and directors of the Company would not be achieved with significant number of options with exercise prices above fair market value, and therefore that it was in the interests of the Company and the stockholders to reprice those options.

  In August 1996 the Company offered its employees, including directors and executive officers, who were issued stock options on or after April 20, 1995 with an exercise price exceeding $13.875 per share the right to exchange their outstanding options for options covering an equal number of shares with an exercise price of $13.875 per share, which was the then-current fair market value of the Company's Common Stock. The next scheduled vesting for those options was deferred five to thirteen months for non-officer employees who did not elect to participate to reprice their options in April 1996, and one month for all other non-officer employees. The next scheduled vesting for directors and executive officers was deferred five to thirteen months, except for Don M. Jackson, Jr., who due to termination of his employment was not required to defer his next scheduled vesting. Approximately 86% of those who were given the opportunity to reprice their options in exchange for deferred vesting elected to participate. The following table sets forth certain information concerning option repricing activity.

                         TEN-YEAR OPTION/SAR REPRICINGS

                                                                                        LENGTH OF
                                  NUMBER OF                                              ORIGINAL
                                  SECURITIES                                           OPTION TERM
                                  UNDERLYING  MARKET PRICE EXERCISE PRICE              REMAINING AT
                                 OPTIONS/SARS  AT TIME OF    AT TIME OF                  DATE OF
                                 REPRICED OR  REPRICING OR  REPRICING OR  NEW EXERCISE REPRICING OR
          NAME            DATE    AMENDED(#)  AMENDMENT($)  AMENDMENT($)    PRICE($)    AMENDMENT
          ----           ------- ------------ ------------ -------------- ------------ ------------
Sanjeev R. Chitre....... 8/16/96   800,000       13.875        28.75         13.875    8 yrs. 9 mo.
 Chairman of the Board   8/16/96    87,500       13.875        31.00         13.875    9 yrs. 2 mo.
 and Chief Executive
 Officer(1)
Roger D. McDaniel.......   --         --           --            --            --           --
 President and Chief
 Executive Officer(1)
Thomas C. McKee......... 8/16/96    60,000       13.875        28.75         13.875    8 yrs. 9 mo.
 President(1) and Chief  8/16/96    40,625       13.875        31.00         13.875    9 yrs. 2 mo.
 Operating Officer
John S. Hodgson......... 8/16/96    50,000       13.875        28.75         13.875    8 yrs. 9 mo.
 Vice President, Chief
 Financial Officer,
 Secretary and Treasurer
Don M. Jackson, Jr...... 8/16/96    28,125       13.875        31.00         13.875    9 yrs. 2 mo.
 Executive Vice
 President

--------
(1) Mr. McDaniel was appointed the President and Chief Executive Officer in September 1997.

                                          Respectfully submitted,

                                          William J. Freschi
                                          Kenneth Levy

                         COMPARATIVE STOCK PERFORMANCE

  The following Index shows a comparison of cumulative total stockholder return (stock appreciation plus dividends, if any) for the Company's Common Stock for the calendar quarters following August 13, 1992, the date of the Company's initial public offering, through September 30, 1997, with the cumulative total stockholder return for the Nasdaq Stock Market -- U.S. Index and the Hambrecht & Quist ("H&Q") Semiconductor Sector Index. The cumulative total stockholder return for the Company's Common Stock in the following index is compared also with the H&Q Technology Index. The graph assumes the investment of $100 on August 13, 1992, and the reinvestment of all dividends, if any. The performance shown is not necessarily indicative of future performance.

                COMPARISON OF 50-MONTH CUMULATIVE TOTAL RETURN*
AMONG INTEGRATED PROCESS EQUIPMENT CORP., THE NASDAQ STOCK MARKET -- U.S. INDEX,
        THE H&Q SEMICONDUCTOR SECTOR INDEX AND THE H&Q TECHNOLOGY INDEX


                       [PERFORMANCE GRAPH APPEARS HERE]

                    HAMBRECHT & QUIST INDEX PRODUCTS AND SE
                      1997 PROXY PERFORMANCE GRAPH DATA
                              ACTUAL PRICES
MONTHLY DATA SERIES

                                                                    H&Q
                            Integrated Process  Nasdaq Stock    Semiconductor
DATES                         Equipment Corp.   Market - U.S.      Series
-------------------         ------------------  ------------    -------------
8/13/92                         6.00            183.422         137.28
Aug-92                          6.25            180.632         135.55
Sep-92                          5.75            187.346         152.37
Oct-92                          5.75            194.725         162.63
Nov-92                          6.25            210.221         173.96
Dec-92                          6.75            217.960         193.32
Jan-93                          6.38            224.165         224.63
Feb-93                          5.63            215.802         239.91
Mar-93                          6.25            222.048         244.07
Apr-93                          7.00            212.572         218.74
May-93                          7.75            225.270         252.81
Jun-93                          8.13            226.312         257.28
Jul-93                          8.13            226.579         259.36
Aug-93                          9.00            238.290         308.01
Sep-93                         11.00            245.387         323.51
Oct-93                         11.75            250.902         283.01
Nov-93                         10.25            243.419         282.18
Dec-93                          9.00            250.205         286.50
Jan-94                          9.50            257.800         310.53
Feb-94                         10.25            255.394         329.87
Mar-94                          8.75            239.689         324.56
Apr-94                          8.06            236.580         309.65
May-94                          9.63            237.157         316.22
Jun-94                         10.75            228.485         304.91
Jul-94                         12.75            233.171         320.08
Aug-94                         10.88            248.036         344.51
Sep-94                         14.50            247.401         333.22
Oct-94                         17.56            252.263         360.23
Nov-94                         18.13            243.895         351.78
Dec-94                         16.63            244.579         351.82
Jan-95                         14.50            245.950         357.60
Feb-95                         18.50            258.957         401.79
Mar-95                         21.50            266.632         424.85
Apr-95                         24.75            275.027         484.97
May-95                         26.75            282.119         525.02
Jun-95                         35.31            304.982         596.26
Jul-95                         45.00            327.399         680.19
Aug-95                         36.13            334.035         667.49
Sep-95                         39.81            341.716         673.86
Oct-95                         37.13            339.758         633.20
Nov-95                         30.75            347.736         560.33
Dec-95                         23.50            345.885         489.62
Jan-96                         22.00            347.590         482.97
Feb-96                         18.25            360.823         485.44
Mar-96                         17.50            362.018         462.41
Apr-96                         26.13            392.052         529.79
May-96                         29.25            410.054         513.38
Jun-96                         20.75            391.569         443.18
Jul-96                         12.88            356.693         393.42
Aug-96                         15.25            376.678         430.61
Sep-96                         15.88            405.491         503.10
Oct-96                         10.88            401.011         507.74
Nov-96                         17.00            425.802         639.85
Dec-96                         18.00            425.421         634.11
Jan-97                         26.75            455.659         764.499
Feb-97                         25.25            430.471         727.807
Mar-97                         16.75            402.368         712.673
Apr-97                         13.63            414.951         773.805
May-97                         18.38            461.996         835.574
Jun-97                         25.31            476.113         803.709

                    HAMBRECHT & QUIST INDEX PRODUCTS AND SER
                      1997 PROXY PERFORMANCE GRAPH DATA
          SCALED PRICES: Stock and index prices scaled to 100 at 8/1

MONTHLY DATA SERIES

                                                                      H&Q
                            Integrated Process   Nasdaq Stock    Semiconductor
DATES                         Equipment Corp.    Market - U.S.      Series
-------------------         ------------------   ------------    -------------
8/13/92                         100.00          100.00          100.00
Aug-92                          104.17           98.48           98.74
Sep-92                           95.83          102.14          110.99
Oct-92                           95.83          106.16          118.47
Nov-92                          104.17          114.61          126.72
Dec-92                          112.50          118.83          140.83
Jan-93                          106.25          122.21          163.63
Feb-93                           93.75          117.65          174.77
Mar-93                          104.17          121.06          177.79
Apr-93                          116.67          115.89          159.34
May-93                          129.17          122.82          184.16
Jun-93                          135.42          123.38          187.41
Jul-93                          135.42          123.53          188.93
Aug-93                          150.00          129.91          224.37
Sep-93                          183.33          133.78          235.66
Oct-93                          195.83          136.79          206.16
Nov-93                          170.83          132.71          205.56
Dec-93                          150.00          136.41          208.70
Jan-94                          158.33          140.55          226.20
Feb-94                          170.83          139.24          240.30
Mar-94                          145.83          130.68          236.43
Apr-94                          134.38          128.98          225.57
May-94                          160.42          129.30          230.35
Jun-94                          179.17          124.57          222.11
Jul-94                          212.50          127.12          233.16
Aug-94                          181.25          135.23          250.95
Sep-94                          241.67          134.88          242.73
Oct-94                          292.71          137.53          262.41
Nov-94                          302.08          132.97          256.25
Dec-94                          277.08          133.34          256.28
Jan-95                          241.67          134.09          260.49
Feb-95                          308.33          141.18          292.68
Mar-95                          358.33          145.37          309.48
Apr-95                          412.50          149.94          353.28
May-95                          445.83          153.81          382.45
Jun-95                          588.54          166.27          434.34
Jul-95                          750.00          178.49          495.49
Aug-95                          602.08          182.11          486.23
Sep-95                          663.54          186.30          490.87
Oct-95                          618.75          185.23          461.26
Nov-95                          512.50          189.58          408.17
Dec-95                          391.67          188.57          356.66
Jan-96                          366.67          189.50          351.82
Feb-96                          304.17          196.72          353.62
Mar-96                          291.67          197.37          336.84
Apr-96                          435.42          213.74          385.93
May-96                          487.50          223.56          373.97
Jun-96                          345.83          213.48          322.83
Jul-96                          214.58          194.47          286.59
Aug-96                          254.17          205.36          313.68
Sep-96                          264.58          221.07          366.48
Oct-96                          181.25          218.63          369.87
Nov-96                          283.33          232.14          466.10
Dec-96                          300.00          231.94          461.92
Jan-97                          445.83          248.42          556.90
Feb-97                          420.83          234.69          530.17
Mar-97                          279.17          219.37          519.15
Apr-97                          227.08          226.23          563.68
May-97                          306.25          251.88          608.67
Jun-97                          421.88          259.57          585.46


--------
 * The total return on each of these investments assumes the reinvestment of dividends, although dividends have never been paid on the Company's Common Stock.

                                PROPOSAL NO. 2:
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has selected KPMG Peat Marwick LLP, independent auditors, to audit the financial statements of the Company for the 1998 fiscal year, and recommends that the stockholders confirm such selection. In the event of a negative vote, the Board of Directors will reconsider its selection. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

   THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
    RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT
                                   AUDITORS.

                                PROPOSAL NO. 3
               AMENDMENT OF THE COMPANY'S 1992 STOCK OPTION PLAN

  The 1992 Stock Option Plan (the "1992 Plan") provides for the grant of stock options and stock appreciation rights to employees, consultants and directors of the Company or any parent or subsidiary of the Company. Since the last stockholder approval of the 1992 Plan, the Board of Directors of the Company has amended the 1992 Plan, subject to stockholder approval, (i) to increase the number of shares reserved for issuance under the plan by an aggregate of 850,000 shares to a new total of 4,900,000 shares, (ii) to provide that the 1992 Plan will be administered in compliance with Section 162(m) of the Internal Revenue Code, as amended (the "Code"), and Rule 16b-3 of the Securities Exchange Act of 1934 to the extent desirable to qualify under those provisions, and (iii) to allow for transferable options (Section 12 of the 1992 Plan). The Board of Directors approved these changes because it believes they will be useful in attracting new employees and directors to the Company and create an incentive for existing employees and directors to remain with the Company and contribute to its success. The affirmative vote of holders of majority of the Votes Cast represented at the meeting is necessary to approve this amendment to the 1992 Plan. The Board of Directors recommends that stockholders vote for approval of this amendment to the 1992 Plan.

GENERAL

  The 1992 Plan was adopted by the Board of Directors in 1992, approved by the stockholders in 1992 and subsequently amended. Assuming shareholder approval of this Proposal No. 3, a total of 4,900,000 shares of Common Stock are currently reserved for issuance under the 1992 Plan. Options granted under the 1992 Plan may be either "incentive stock options," as defined in Section 422 of the Code, which are granted at no less than fair market value, or nonstatutory options. See "Certain United States Federal Income Tax Information" below for information concerning the tax treatment of both incentive and nonstatutory stock options. The 1992 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

PURPOSE

  The purposes of the 1992 Plan are to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to the employees, consultants and directors of the Company.

ADMINISTRATION

  The 1992 Plan may be administered by the Board of Directors of the Company or by a committee (the "Administrator"), and is currently being administered by the Stock Option Committee of the Board of Directors. Grants of options under the 1992 Plan are made by the Administrator. The interpretation and construction of any provision of the 1992 Plan is within the sole discretion of the Administrator, whose determination is final and conclusive. Members of the Administrator receive no additional compensation for their services in connection with the administration of the 1992 Plan. A copy of the 1992 Plan is attached to this Proxy Statement as Exhibit A.

LIMITS ON GRANTS

  The 1992 Plan limits the discretion allowed to the Administrator in granting options. This limitation is intended to preserve the Company's ability to deduct for federal income tax purposes the compensation expense relating to stock options and stock purchase rights granted to certain executive officers under the 1992 Plan. Without this provision in the 1992 Plan, the federal tax legislation enacted in August 1993 might limit the Company's ability to deduct such compensation expense. The limitation provides that under the 1992 Plan no employee, officer or director may be granted in any one fiscal year options and stock purchase rights to receive more than 1,000,000 shares of Common Stock, except that in connection with his or her initial employment, an employee, officer or director may be granted options or stock purchase rights to purchase up to an additional 1,000,000 shares, which shall not count against the annual 1,000,000 share limitation. In addition, notwithstanding the designation of an option as an incentive stock option, to the extent that the aggregate fair market value of shares with respect to which options designated as incentive stock options are exercisable by an employee for the first time during any single calendar year (under all of the Company's option plans) exceeds $100,000, such options in excess of $100,000 are treated as nonstatutory options. See "Certain United States Federal Income Tax Information" below.

ELIGIBILITY

  The 1992 Plan provides that options and stock purchase rights may be granted to employees (including officers and directors who are employees) and paid consultants and directors of the Company. The Administrator or its committee selects the optionees and determines the number of shares for which each option and stock purchase right may be exercised. In making such determination, there is taken into account the duties and responsibilities of the employee, the value of the employee's services, his or her present and potential contribution to the success of the Company, the anticipated number of years of future service of the employee and other relevant factors.

TERMS OF OPTIONS

  The terms of options granted under the 1992 Plan are determined by the Administrator. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

    (a) Exercise of the Option. The Administrator determines on the date of grant when options may be exercisable. The current standard form of option agreement (which is subject to varying schedules) provides that options may be exercised cumulatively as to one-third of the shares at the end of the first full year following the date of grant of the option and an additional one-third of the shares at the end of each full year thereafter. The Administrator in some circumstances may accelerate exercisability of an outstanding stock option on certain events.

    An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price. Payment for shares issued upon exercise of an option shall be by cash or cash equivalent, promissory note, an exchange of shares of the Company's Common Stock, or by such other consideration as determined by the Administrator or its committee. The Company's current form of option agreement provides for payment by cash or cash equivalent. A cash equivalent includes a same day sale procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

    (b) Exercise Price. The exercise price of incentive stock options and nonstatutory options granted under the 1992 Plan is 100% of the fair market value of the Company's Common Stock. In the case of incentive stock options granted to an optionee who owns more than 10% of the voting power or value of all classes of stock of the Company, the exercise price must not be less than 110% of the fair market value of the Common Stock on the date of grant. For so long as the Company's Common Stock is traded in the Nasdaq National Market, the fair market value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) reported by Nasdaq the day prior to the date of determination.

    (c) Termination of Employment. The 1992 plan provides that if the optionee's continuous status as an employee or consultant is terminated for any reason, other than death or total and permanent disability, the option may be exercised within such period of time as is determined by the Board of Directors or its committee (not exceeding three months in the case of an incentive stock option, which determination in the case of incentive options must be made at the date of grant) after such termination as to all or part of the shares as to which the optionee was entitled at the time of termination.

    (d) Disability. In the event of the termination of an optionee's continuous status as an employee, consultant or non-employee director as a result of his or her total and permanent disability, the option may be exercised within twelve months after such termination as to all of the shares subject to the grant.

    (e) Death. If an optionee should die while employed with the Company, the option may be exercised at any time within twelve months after death as to all of the shares subject to the grant.

    (f) Termination of Options. All stock options, incentive and nonstatutory, granted under the 1992 Plan expire ten years from the date of grant, unless a shorter period is provided in the option agreement. No option may be exercised by any person after the expiration of its term. An incentive stock option granted to an optionee who, immediately before the grant of such option, owns more than 10% of the voting power or value of all classes of stock of the Company, may not have a term of more than five years.

    (g) Nontransferability of Options. Unless determined otherwise by the Administrator, an option is nontransferable by the optionee, other than by will or the laws of descent or distribution, and is exercisable only by the optionee during his or her lifetime or by a person who acquires the rights to exercise by bequest or inherence by reason of the death of the optionee.

    (h) Rights Upon Exercise. Until an option has been properly exercised, no rights to vote or to receive dividends or any other rights as a stockholder exist with respect to the optioned stock.

    (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1992 Plan as may be determined by the Board of Directors.

STOCK PURCHASE RIGHTS

  The 1992 Plan permits the Company to grant rights to purchase Common Stock of the Company ("Stock Purchase Rights") either alone, in addition to or in tandem with other awards under the 1992 Plan and/or cash awards made outside the 1992 Plan. Upon the granting of a Stock Purchase Right under the 1992 Plan, the offeree shall be advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase, the price to be paid and the time within which the offeree must accept such offer (which shall in no event exceed six months from the date upon which the Administrator made the determination to grant the Stock Purchase Right). The offer shall be accepted by execution of a restricted stock purchase agreement between the Company and the offeree.

  Unless the Administrator of the 1992 Plan determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death or permanent and total disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

  Upon exercise of a Stock Purchase Right, the purchaser shall have all rights of a shareholder of the Company.

CAPITAL CHANGES

  In the event any change, such as a stock split or payment of a stock dividend, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration by the Company, appropriate adjustments shall be made in the exercise price and in the number of shares subject to options and Stock Purchase Rights outstanding under the 1992 Plan, as well as the number of shares reserved for issuance under the 1992 Plan.

  In the event of the liquidation or dissolution of the Company, each outstanding option and Stock Purchase Right shall terminate automatically unless otherwise provided by the Board. In the event of the merger of the Company with another corporation or the sale of substantially all of the assets of the Company, each outstanding option and Stock Purchase Right shall be assumed or an equivalent option or stock option right shall be substituted by the successor corporation. If the successor corporation does not agree to assume the option or Stock Purchase Right or to substitute an equivalent option, the Board shall provide for the optionee to have the right to exercise the option or Stock Purchase Right as to all the optioned shares, including the shares as to which the option or Stock Purchase Right would not otherwise be exercisable.

AMENDMENT AND TERMINATION

  The Board of Directors may amend, alter, suspend or terminate the 1992 Plan at any time or from time to time without approval of the stockholders; provided, however, the Company shall obtain stockholder approval of any amendment to the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act, or with Section 422 of the Code (or any other applicable law or regulation). Such stockholder approval shall be obtained in such a manner and to such a degree as required by the applicable law, rule or regulation. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the 1992 Plan. In any event, the 1992 Plan shall terminate in May 2002. Any options outstanding under the 1992 Plan at the time of its termination shall remain outstanding until they expire by their terms.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

  (a) Stock Options. Options granted under the 1992 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

  If an option granted under the 1992 Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise, unless the optionee is subject to the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after exercise of the option, any gain will be treated as long-term capital gain. If the statutory holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. Any additional gain (or loss) will be taxed as capital gain (or loss). A different rule for measuring ordinary income upon such premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. The Company generally will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. The Company's ability to recognize these deductions may be limited in certain circumstances, such as under Section 162(m) of the Code or Section 280G ("golden parachute rules") of the Code. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

  All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon exercise of the option, the optionee will generally recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% stockholder of the Company, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. The Company generally will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option. The Company's ability to recognize these deductions may be limited in certain circumstances, such as under Section 162(m) of the Code or Section 280G ("golden parachute rules") of the Code.

  (b) Stock Purchase Rights. Stock Purchase Rights will generally be taxed in the same manner as nonstatutory stock options.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION UPON THE OPTIONEE AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 1992 PLAN AND DOES NOT PURPORT TO BE COMPLETE. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE. THE OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISOR CONCERNING APPLICATION OF THESE LAWS AND HIS OR HER TAX CIRCUMSTANCES.

RESTRICTIONS ON RESALE

  Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act of 1933 (the "Securities Act"). Common Stock acquired under the 1992 Plan by an affiliate may only be reoffered or resold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. Directors and Officers who are subject to Section 16 of the Securities Exchange Act of 1934 cannot sell shares of stock during the six months before or six months after the individual is granted a stock option or Stock Purchase Right under the 1992 Plan. For this purpose, options and Stock Purchase Rights granted subject to stockholder approval are considered received when stockholder approval is obtained.

PARTICIPATION IN THE OPTION PLAN

  The grant of options under the 1992 Plan to all Executive Officers, including the Named Executive Officers, is subject to the discretion of the Board or the Stock Option Committee. Options to purchase a total of 30,000 shares were granted under the 1992 Plan during fiscal 1997 to a director who was not an Executive Officer in fiscal 1997 (Mr. McDaniel). On August 13, 1997, in connection with Mr. McDaniel's appointment as the President and Chief Executive Officer of the Company, the Company granted to Mr. McDaniel options exercisable for Common Stock to purchase 450,000 shares under the 1992 Plan, of which 50,000 were fully vested on issuance. There has been no determination by the Board or the Compensation Committee with respect to any future awards under the 1992 Plan.

  The following table sets forth information regarding grants made under the 1992 Plan as of June 30, 1997 to (i) each named Executive Officer, (ii) all current Executive Officers as a group, (iii) all non-Executive Officer directors as a group and (iv) all employees as a group.

                                        OPTIONS GRANTED     WEIGHTED AVERAGE
     IDENTITY OF PERSON OR GROUP              (#)       EXERCISE PRICE PER SHARE
     ---------------------------        --------------- ------------------------
Sanjeev R. Chitre.....................     1,092,500             $12.98
Roger D. McDaniel(1)..................        30,000(2)          $13.88
John S. Hodgson.......................       110,000             $11.22
Thomas C. McKee.......................       160,625             $12.05
All current Executive Officers as a
 group................................     1,393,125             $12.76
All non-Executive Officer directors as
 a group..............................       255,000             $13.02
All employees as a group..............     4,120,953             $13.68

--------
(1) Appointed President and Chief Executive Officer in September 1997.
(2) Excludes options described in "Director Compensation" which were granted after June 30, 1997.

  In addition to approving the increase of shares reserved for issuance under the 1992 Plan, in August 1996 the Board of Directors approved a stock option grant to Mr. McDaniel, and in January 1997 the Board of Directors approved a stock option grant to Mr. Baldauf, as described in the following table. In August 1997 the Board of Directors approved a stock option grant to Mr. McDaniel in connection with Mr. McDaniel's appointment as the President and Chief Executive Officer of the Company, as described in the following table.

                                                               WEIGHTED AVERAGE
                                              OPTIONS GRANTED EXERCISE PRICE PER
                   PERSON                           (#)             SHARE
                   ------                     --------------- ------------------
Roger D. McDaniel............................      30,000(1)        $13.88
Harold C. Baldauf............................      20,000           $25.25
Roger D. McDaniel............................     450,000(2)        $26.88

--------
(1) Granted in August 1996.
(2) Granted in August 1997.

  The August 1997 options to Mr. McDaniel were granted as part of a plan to provide long-term retention incentives for executives, particularly the Chief Executive Officer. See "Compensation Committee and Stock Option Committee Report" above for additional information on the Company's compensation philosophy and determination of cash and equity compensation provided to Executive Officers.

VOTE REQUIRED

  Approval of the foregoing amendment of the 1992 Plan will require the affirmative vote of a majority of the Votes Cast.

   THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
           APPROVAL OF THE AMENDMENT OF THE 1992 STOCK OPTION PLAN.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1997 all the reporting persons complied with Section 16(a) filing requirements except as follows: (i) Messrs. McKee and Freschi filed Form 4s on February 24, 1997 to report the sale of shares acquired upon exercise of vested stock options; (2) Mr. Chitre filed a Form 4 on February 24, 1997 to report the sale of shares acquired upon conversion of Class A Common Stock to Common Stock and to report the sale of shares acquired upon the exercise of vested stock options; and (3) Mr. Baldauf filed a Form 4 on May 1997 to report the grant of a stock option received in January 1997 which should have been reported on his February 1997 Form 4.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy will vote the shares represented by proxy as the Board of Directors may recommend or as the proxy holders, acting in their sole discretion, may determine.

THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 1997, INCLUDING, IF SO REQUESTED, THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO: INVESTOR RELATIONS, INTEGRATED PROCESS EQUIPMENT CORP., 911 BERN COURT, SAN JOSE, CALIFORNIA 95112.

                                          THE BOARD OF DIRECTORS

Dated: October 24, 1997

                                   EXHIBIT A

                    INTEGRATED PROCESS EQUIPMENT CORPORATION

                             1992 STOCK OPTION PLAN



    1.  Purposes of the Plan.  The purposes of this Stock Plan are:
        --------------------

    . to attract and retain the best available personnel for positions of substantial responsibility,

    .   to provide additional incentive to Employees and Consultants, and

    .   to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

    2.  Definitions.  As used herein, the following definitions shall apply:
        -----------

        (a) "Administrator" means the Board or any of its Committees as shall be
             -------------
administering the Plan, in accordance with Section 4 of the Plan.

        (b) "Applicable Laws" means the legal requirements relating to the
             ---------------
administration of stock option plans under state corporate and state securities laws and the Code.

        (c) "Board" means the Board of Directors of the Company.
             -----

        (d) "Code" means the Internal Revenue Code of 1986, as amended.
             ----

        (e) "Committee"  means a Committee appointed by the Board in accordance
             ---------
with Section 4 of the Plan.

        (f) "Common Stock" means the Common Stock of the Company, $.01 par value
             ------------
per Share.

        (g) "Company" means Integrated Process Equipment Corporation, a Delaware
             -------
corporation.

        (h) "Consultant" means any person, including an advisor, engaged by the
             ----------
Company or a Parent or Subsidiary to render services and who is compensated for such services, and any Director of the Company whether compensated for such services or not.

        (i) "Continuous Status as an Employee or Consultant" means that the
             ----------------------------------------------
employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

        (j) "Director" means a member of the Board.
             --------

        (k) "Disability" means total and permanent disability as defined in
             ----------
Section 22(e)(3) of the Code.

        (l) "Employee" means any person, including Officers and Directors,
             --------
employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (m) "Exchange Act" means the Securities Exchange Act of 1934, as
             ------------
amended.

        (n) "Fair Market Value" means, as of any date, the value of Common Stock
             -----------------
determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such
                                            -----------------------
other source as the Administrator deems reliable;

          (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as
                              -----------------------
the Administrator deems reliable;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

        (o)  "Incentive Stock Option" means an Option intended to qualify as an
              ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (p)  "Nonstatutory Stock Option" means an Option not intended to qualify
              -------------------------
as an Incentive Stock Option.

        (q)  "Notice of Grant" means a written notice evidencing certain terms
              ---------------
and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

        (r)  "Officer" means a person who is an officer of the Company within
              -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (s)  "Option" means a stock option granted pursuant to the Plan.
              ------

        (t)  "Option Agreement" means a written agreement between the Company
              ----------------
and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (u)  "Option Exchange Program" means a program whereby outstanding
              -----------------------
options are surrendered in exchange for options with a lower exercise price.

        (v)  "Optioned Stock" means the Common Stock subject to an Option or
              --------------
Stock Purchase Right.

        (w)  "Optionee" means an Employee or Consultant who holds an outstanding
              --------
Option or Stock Purchase Right.

        (x)  "Parent" means a "parent corporation", whether now or hereafter
              ------
existing, as defined in Section 424(e) of the Code.

        (y)  "Plan" means this 1992 Stock Option Plan.
              ----

        (z)  "Restricted Stock" means shares of Common Stock acquired pursuant
              ----------------
to a grant of Stock Purchase Rights under Section 11 below.

        (aa) "Restricted Stock Purchase Agreement" means a written agreement
              -----------------------------------
between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

        (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor
              ----------
to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (cc) "Section 16(b)" means Section 16(b) of the Securities Exchange Act
              -------------
of 1934, as amended.

        (dd) "Share" means a share of the Common Stock, as adjusted in
              -----
accordance with Section 13 of the Plan.

        (ee) "Stock Purchase Right" means the right to purchase Common Stock
              --------------------
pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

        (ff) "Subsidiary" means a "subsidiary corporation", whether now or
              ----------
hereafter existing, as defined in Section 424(f) of the Code.

    3.  Stock Subject to the Plan.  Subject to the provisions of Section 13 of
        -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 4,900,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under
             --------
the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

    4.  Administration of the Plan.
        --------------------------

        (a) Procedure.
            ---------

          (i)   Multiple Administrative Bodies.  The Plan may be administered by
                ------------------------------
different Committees with respect to different groups of Optionees.

          (ii)  Section 162(m). To the extent that the Administrator determines
                --------------
it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          (iii) Rule 16b-3.  To the extent desirable to qualify transactions
                ----------
hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          (iv)  Other Administration.  Other than as provided above, the Plan
                --------------------
shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

        (b) Powers of the Administrator.  Subject to the provisions of the Plan,
            ---------------------------
and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

              (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

              (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

              (v) to approve forms of agreement for use under the Plan, which agreements need not be identical;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              (vii) reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

              (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

              (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

              (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

              (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

              (xii)  to institute an Option Exchange Program;

              (xiii) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

              (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

        (c) Effect of Administrator's Decision.  The Administrator's decisions,
            ----------------------------------
determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

    5.  Eligibility.  Nonstatutory Stock Options and Stock Purchase Rights may
        -----------
be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

    6.  Limitations
        -----------

        (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

        (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

          (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 1,000,000 Shares.

          (ii) In connection with his or her initial employment, an Employee may be granted Options and Stock Purchase Rights to purchase up to an additional 1,000,000 Shares which shall not count against the limit set forth in subsection
(i) above.

          (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

          (iv) If an Option or Stock Purchase Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option or Stock Purchase Right will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

    7.  Term of Plan.  Subject to Section 19 of the Plan, the Plan shall become
        ------------
effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

    8.  Term of Option.  The term of each Option shall be stated in the Notice
        --------------
of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

    9.  Option Exercise Price and Consideration.
        ---------------------------------------

        (a) Exercise Price.  The per share exercise price for the Shares to be
            --------------
issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

              (i)   In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (b) Waiting Period and Exercise Dates.  At the time an Option is
            ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

        (c) Form of Consideration.  The Administrator shall determine the
            ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

              (i)    cash;

              (ii)   check;

              (iii)  promissory note;

              (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

              (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

              (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

              (vii)  any combination of the foregoing methods of payment; or

              (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10. Exercise of Option.
        ------------------

        (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted
            -----------------------------------------------
hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

            An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

            Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) Termination of Employment or Consulting Relationship.  Upon
            ----------------------------------------------------
termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

        (c) Disability of Optionee.  In the event that an Optionee's Continuous
            ----------------------
Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

        (d) Death of Optionee.  In the event of the death of an Optionee, the
            -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, as to all of the Optioned Stock, including Shares as to which the Option would not
otherwise be exercisable.   If, after death, the Optionee's estate or a person
who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    11. Stock Purchase Rights.
        ---------------------

        (a) Rights to Purchase.  Stock Purchase Rights may be issued either
            ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

        (b) Repurchase Option.  Unless the Administrator determines otherwise,
            -----------------
the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

        (c) Other Provisions.  The Restricted Stock Purchase Agreement shall
            ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Admin-istrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

        (d) Rights as a Stockholder.  Once the Stock Purchase Right is
            -----------------------
exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

    12. Non-Transferability of Options and Stock Purchase Rights.  Unless
        --------------------------------------------------------
determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

    13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
        ------------------------------------------------------------------------
    Sale.
    ----

        (a) Changes in Capitalization.  Subject to any required action by the
            -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

        (b) Dissolution or Liquidation.  In the event of the proposed
            --------------------------
dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

        (c) Merger or Asset Sale.  In the event of a merger of the Company with
            --------------------
or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    14. Date of Grant.  The date of grant of an Option or Stock Purchase Right
        -------------
shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    15. Amendment and Termination of the Plan.
        -------------------------------------

        (a) Amendment and Termination.  The Board may at any time amend, alter,
            -------------------------
suspend or terminate the Plan.

        (b) Stockholder Approval.  The Company shall obtain stockholder approval
            --------------------
of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

        (c) Effect of Amendment or Termination.  No amendment, alteration,
            ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

    16. Conditions Upon Issuance of Shares.
        ----------------------------------

        (a) Legal Compliance.  Shares shall not be issued pursuant to the
            ----------------
exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b) Investment Representations.  As a condition to the exercise of an
            --------------------------
Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    17. Liability of Company.
        --------------------

        (a) Inability to Obtain Authority.  The inability of the Company to
            -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        (b) Grants Exceeding Allotted Shares.  If the Optioned Stock covered by
            --------------------------------
an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

    18. Reservation of Shares.  The Company, during the term of this Plan, will
        ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    19. Stockholder Approval.  Continuance of the Plan shall be subject to
        --------------------
approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                      INTEGRATED PROCESS EQUIPMENT CORP.
               PROXY FOR THE 1997 ANNUAL MEETING OF STOCKHOLDERS
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                               NOVEMBER 20, 1997

     The undersigned stockholder of INTEGRATED PROCESS EQUIPMENT CORP., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 24 1997, and the 1997 Annual Report to Stockholders and hereby appoints Roger D. McDaniel and John S. Hodgson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of INTEGRATED PROCESS EQUIPMENT CORP. to be held on November 20, 1997 at 10:00 a.m., local time, at the Phoenix Airport Hilton located at 2435 South 47th Street, Phoenix, Arizona 85034, and at any adjournments thereof, and to vote all shares of Common Stock and of Class A Common Stock of INTEGRATED PROCESS EQUIPMENT CORP. which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES OF THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS, FOR THE APPROVAL OF AMENDMENTS TO THE 1992 STOCK OPTION PLAN TO MAKE CERTAIN CHANGES, INCLUDING AN INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     1.   ELECTION OF DIRECTORS:

          [_]  FOR all nominees listed below    [_]  WITHHOLD
               (except as indicated)

          IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

          Sanjeev R. Chitre; Harold C. Baldauf; William J. Freschi; Kenneth Levy; Roger D. McDaniel

     2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 1998:


        [_]    FOR                  [_]    AGAINST             [_]    ABSTAIN

     3. PROPOSAL TO APPROVE AMENDMENTS TO THE 1992 STOCK OPTION PLAN TO MAKE CERTAIN CHANGES, INCLUDING AN INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER:

        [_]    FOR                  [_]    AGAINST             [_]    ABSTAIN


     4. TO TRANSACT SUCH OTHER BUSINESS, IN THEIR DISCRETION, AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

EITHER OF SUCH ATTORNEYS-IN-FACT OR SUBSTITUTES SHALL HAVE AND MAY EXERCISE ALL OF THE POWERS OF SAID ATTORNEYS-IN-FACT HEREUNDER.


                                    Dated: _______________________, 1997



                                    _______________________________
                                                   Signature


                                    _______________________________
                                                   Signature


(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his, her or its name appears hereon, and returned promptly in the enclosed envelope. If shares are held in the names of two or more persons, including husband and wife, as joint tenants or otherwise, all persons must sign. Persons signing in a fiduciary capacity should so indicate, and should give their full title. If shares are held by joint tenants or as community property, both should sign.)